UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21385

Foresight Funds, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

1634 Pebble Chase Dr. Katy, TX                77450
------------------------------------------------------
(Address of principal executive offices)    (Zip code)

Michael M. Bissell 1634 Pebble Chase Dr. Katy, TX 77450
--------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 281-398-0922

Date of fiscal year end: 12/31/06

Date of reporting period: 12/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.



                              Foresight Value Fund

                       Finance Your Future With Foresight

                             1634 Pebble Chase Drive
                                 Katy, TX 77450


                                 ANNUAL REPORT
                               December 31, 2006

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


Dear Fellow Shareholders:

The Fund's total return over the past six months was 11.09%, bringing our yearly return to 15.83%. The S&P 500 Index posted a total return of 12.73% over the past six months and a yearly return of 15.79%. Although technically the Fund outperformed the S&P 500 Index this year, we'll call it a tie and happily accept future ties at 15+% levels!

As we had suggested in our last letter, the Federal Reserve's pause in interest rate increases turned out to not be temporary and provided a needed boost to equity markets. Another, but perhaps related factor in the market's exceptional performance has been the record level of merger and acquisition (M&A) activity this past year. These mergers and acquisitions of public companies have been initiated by other public companies, and by private firms and investor groups. One reason offered by various analysts for the high level of M&A activity are the relatively low interest rates for long-term debt, which makes financing of acquisitions more affordable. Others have suggested that more public companies have decided to go private via management and investor group buyouts (called leveraged buyouts, or LBOs, when a significant amount of debt is used) in order to avoid the difficulties and expenses of complying with federal regulations, such as the Sarbanes-Oxley Act, which apply to all publicly traded companies in the United States. Many mergers and acquisitions are driven by the belief that a company is undervalued, which if we are correct in our assessments of value, would make many of our holdings potential targets. In fact, several of our holdings have been affected by M&A activity this year.

In August, ValueAct Capital, who at the time owned approximately 39% of Seitel's outstanding shares, offered to purchase all outstanding shares for $3.65/share, about where the shares were then trading. On November 1, ValueAct signed a definitive agreement with Seitel, subject to shareholder approval, to buy all outstanding shares for $3.70/share. This was a case where an acquisition offer was not a boost to performance, as our holdings in Sietel have basically remained stagnant since the original offer. As we believe the offer significantly undervalues Seitel's seismic assets, we plan to vote our shares against the offer.


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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


A second example of M&A activity affecting our holdings was the early December announcement by Bank of New York of their intention to take over Mellon Financial Corp. Structured as a merger of equals, we believe the terms undervalue Mellon's assets, and intend to vote against the merger. Although our holdings in Mellon gained in value following the announcement, they significantly trailed the gains earned by Bank of New York's stock.

Finally, market rumors of potential buyouts of Gap have seen our holdings increase in market value. Early in January of 2007 it was reported that Gap had hired Goldman Sachs to investigate "strategic alternatives" for the company, including a possible sale. We shall see!

The graph and chart on the next page compare the performance of the Fund with the S&P 500 Index. The graph compares the growth of a hypothetical $10,000 invested in the Fund and the S&P 500 Index from the Fund's inception date of January 15, 2004 through December 31, 2006. The chart compares total returns from June 30, 2006 through December 31, 2006 (most recent six months), for the past year and from the Fund's inception date of January 15, 2004 through December 31, 2006. Both presentations assume that dividends and capital gain distributions are reinvested. The Fund's returns are net of expenses, whereas the S&P 500 Index returns assume no expenses are incurred by investors.

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

               Comparison of the Growth of a $10,000 Investment in the
                     Foresight Value Fund and the S&P 500 Index

                                [GRAPH OMITTED]

                                  Foresight Value Fund    S&P 500 Index
                                  --------------------    -------------

     01/15/04 Inception Date            $10,000              $10,000
     06/30/04                           $10,800              $10,174
     12/31/04                           $11,794              $10,906
     06/30/05                           $11,828              $10,817
     12/31/05                           $11,528              $11,441
     06/30/06                           $12,020              $11,751
     12/31/06                           $13,352              $13,248



                      Total Returns (Dividends Reinvested)
                        Periods Ending December 31, 2006


                                 Most Recent     1 Year     Since Inception
                                 Six Months                (January 15, 2004)
                                 ------------   --------   ------------------

     Foresight Value Fund          11.09%        15.83%          10.24%

     S&P 500 Index                 12.73%        15.79%           9.95%


Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. "Most Recent Six Months" figures are not annualized. "Since Inception" figures are average annual returns.

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

During the past six months we added four new holdings while liquidating our holdings in two companies. In addition, we added to our holdings in one company and reduced our holdings in three companies. The new additions to the portfolio were Cavco Industries, Liberty Media Capital, Pioneer Natural Resources and Sprint Nextel Corp. We also added to our position in toy manufacturer JAKKS Pacific, who we hope had a very merry Christmas!

Cavco Industries designs and fabricates manufactured homes, vacation cabins and commercial structures. They are based in Arizona with primary operations in the southwest. We purchased our position for near book value, considerably below our assessment of their intrinsic value, as market participants reacted to the housing slowdown. Cavco is debt free with substantial cash holdings, which we consider prudent for small companies in cyclical industries.

Liberty Media Capital is one of two tracking stocks of Liberty Media Holdings, representing their interests in an assortment of media and telecommunications companies. Their largest holdings are News Corporation, DIRECTV Group and Time Warner. We obtained our interest in Liberty Media Capital at a price significantly less than what we believe to be the after-tax value of Liberty Media Capital's holdings and investments. This discount will be even greater if the announced swap of Liberty's News Corporation holdings for News's DIRECTV holdings (plus cash and several regional sports networks) is consummated, as this would allow for monetization of Liberty's News Corporation shares in a tax-efficient manner. It is our belief that Liberty Media will seek to monetize the remainder of their security holdings with similar deals.

Pioneer Natural Resources is an oil and natural gas exploration and production company with reserves located primarily in the United States. Recent downturns in the prices for oil and natural gas, which we believe will be short-lived, negatively impacted the prices for most oil and gas exploration and production company stocks. This gave us the opportunity to purchase our position at a price which values Pioneer's reserves significantly less than for what comparable reserves have recently been purchased.

Sprint Nextel is the third largest provider of wireless communications products and services in the United States. Sprint Nextel has had recent problems

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

integrating their Nextel acquisition, resulting in customer defections and churn. Nevertheless, we believe the current price of Sprint Nextel shares significantly discount the value of the company's wireless and wireline assets, which could be realized either through a sale of these assets, or a turn-around in operations at Sprint Nextel.

The two positions eliminated from the portfolio were Bradley Pharmaceuticals and Nortel Networks. Bradley Pharmaceuticals was sold at a price we believed was near our estimate of its intrinsic value. Our sale followed a very quick run-up in price which occurred after an investor group successfully agitated for improved corporate governance and had two independent directors of their choice elected to the board. We sold our position in Nortel Networks to free up funds for what we considered to be more attractive investment opportunities. The sale also allowed us to offset some of our capital gains for the year, as Nortel was trading below our cost basis when sold. We reduced our holdings in El Paso, General Motors and UnumProvident after significant gains in order to bring our portfolio more into balance and provide funds for other investments.

Our top performing investments over the past six months were Bradley Pharmaceuticals, Consolidated Tomoka Land Company, Microsoft, Liz Claiborne and Cavco. The primary reason for the excellent returns on our Bradley Pharmaceuticals investment was explained above.

Consolidated Tomoka's performance may be in part due to recent publicity concerning the accumulation of a substantial percentage of their outstanding shares by a single investor. Hopefully this has provided some market visibility to the significantly undervalued real estate assets the company owns in Daytona Beach, Florida.

We believe Microsoft's excellent performance has been in part due to the anticipated rollout of their new Vista operating system. Microsoft continues to operate the number one global software franchise and retains considerable competitive advantage due to their large, in place user base.

We are unable to explain the excellent results for Liz Claiborne, other than recognition by investors of the value of their assets and franchises. Hopefully Liz Claiborne can continue to build value through acquisitions of clothing and

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

accessory franchises that they can profitably integrate into their ever expanding family.

Cavco's good performance to date may be due to an emerging recognition that the so called "housing bubble" may have been overplayed by the media. Also, should conventional home builders tighten their credit requirements, some potential buyers may be driven back to the manufactured housing market, where costs are less prohibitive.

Our poorest performers for the past six months were Pioneer Drilling, Sprint Nextel, IDT Corp. and AVX. Market sentiment for Pioneer Drilling has been adversely impacted by the recent decline in natural gas prices, as Pioneer primarily leases its rigs for natural gas well exploratory and development drilling. As we have stated, we believe recent declines in natural gas prices will prove to be temporary. Even at today's gas prices, we believe demand for onshore drilling rigs will remain strong.

As we have only held Sprint Nextel for a short period, a market beating performance can hardly be expected. Underperformance of Sprint Nextel can be expected as long as the predominant market sentiment continues to be that they will be unable to improve customer retention and reduce churn rates. However, given their strong financial position and valuable assets, we will be patient!

We believe that the market only sees IDT as a negative cash flow telecommunications company. In our opinion, IDT not only has a real possibility of reversing these losses, but has proven to be a value creator by incubating new businesses and selling them at a profit, as was recently the case with IDT Entertainment, which was sold to Liberty Media. In addition, IDT has undervalued assets in wireless spectrum.

Market sentiment tuned negative toward AVX after their second quarter earnings only matched analyst estimates and sales fell short of expectations. We believe AVX to be undervalued and in excellent financial condition. It trades near book value with no debt and substantial cash assets.

We do not base our investment decisions upon our outlook for economies or stock markets, as we readily admit we have no talent for forecasting their

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

performance. Barring any major global disruptive event and assuming continued benign inflation at home, stock markets could continue to experience low volatility and growth. However, it has been four years since the last 10% market correction, one of the longest runs in market history, so increased volatility would not surprise us. We do note that as markets have risen, it has become more of a challenge to find undervalued stocks of financially strong companies for purchase. As current holdings approach our estimate of their intrinsic value and are sold, any proceeds that we are unable to invest in companies meeting our criteria for value and safety will be maintained in cash or money market funds. We believe this to be preferable to buying stocks which do not meet our investment criteria, just to remain fully invested in equities.

As always, if you have any questions or comments concerning the Fund, our strategies, our portfolio of securities and the financial results presented, or to obtain a current prospectus, please do not hesitate to give us a call at 1-877-FSV-FUND or visit our new website, www.foresightfunds.com.


Sincerely yours,




Michael M. Bissell, CFA
President
Foresight Funds, Inc.

January 24, 2007

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                    Portfolio Holdings by Industry Sector
            Percent of Total Investments as of December 31, 2006


                       Basic Materials .......... 25.14%
                       Conglomerates ............  0.00%
                       Consumer Goods ........... 19.09%
                       Financial ................ 13.13%
                       Healthcare ...............  5.354%
                       Industrial Goods .........  3.62%
                       Services .................  7.07%
                       Technology ............... 21.32%
                       Utilities ................  0.00%
                       Cash and Other Assets ....  5.29%


Expense Example

As a shareholder in the Fund, you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, which, although they do not apply to our no-load Fund, may apply to other funds. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.



	                        Beginning        Ending       Expenses
                                 Account         Account        Paid
                                  Value           Value        During
                                 7/1/2006      12/31/2006      Period*
                                ---------      ----------     --------

Actual	                        $1,000.00	$1,117.69       $7.04

Hypothetical
(5% return before expenses)	$1,000.00	$1,018.51	$6.36



* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                             Schedule of Investments
                               December 31, 2006


                                                      SHARES        MARKET VALUE
                                                      ------        ------------
COMMON STOCKS - 94.71%


     APPLICATION SOFTWARE - 3.70%

     Microsoft Corp. ................................   1200           $  35,832
                                                                       ---------
     AUTO MANUFACTURERS (MAJOR) - 3.17%

     General Motors Corp. ...........................   1000           $  30,720
                                                                       ---------
     AUTO PARTS - 3.98%

     Superior Industries International ..............   2000           $  38,540
                                                                       ---------
     BEVERAGES (BREWERS) - 4.06%

     Anheuser-Busch Companies .......................    800           $  39,360
                                                                       ---------
     CATV SYSTEMS - 4.05%

     Liberty Media Holding Corp. - Capital * ........    400           $  39,192
                                                                       ---------
     COMMUNICATION SERVICES - 6.98%

     IDT Corp. CL B * ...............................   3000           $  39,240
     Sprint Nextel Corp. ............................   1500              28,335
                                                                       ---------
                                                                       $  57,575
                                                                       ---------
     DIVERSIFIED ELECTRONICS - 6.75%

     AVX Corp. ......................................   2000           $  29,580
     Technitrol Inc. ................................   1500              35,835
                                                                       ---------
                                                                       $  65,415
                                                                       ---------
     DRUG MANUFACTURERS (MAJOR) - 5.35%

     Pfizer Inc. ....................................   2000           $  51,800
                                                                       ---------
     INDEPENDENT OIL & GAS - 4.10%

     Pioneer Natural Resources Co. ..................   1000           $  39,690
                                                                       ---------


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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006



                                                      SHARES        MARKET VALUE
                                                      ------        ------------

     INSURANCE (ACCIDENT & HEALTH) - 4.29%

     UnumProvident Corp. .............................  2000           $  41,560
                                                                       ---------
     MANUFACTURED HOUSING - 3.62%

     Cavco Industries * .............................   1000           $  35,040
                                                                       ---------
     MONEY CENTER BANKS - 4.35%

     Mellon Financial Corp. .........................   1000           $  42,150
                                                                       ---------
     OIL & GAS DRILLING & EXPLORATION - 7.55%

     Pioneer Drilling Co. * .........................   2000           $  26,560
     Whiting Petroleum Corp. * ......................   1000              46,600
                                                                       ---------
                                                                       $  73,160
                                                                       ---------
     OIL & GAS EQUIPMENT & SERVICES - 8.75%

     Seitel, Inc.* ..................................  23704           $  84,742
                                                                       ---------
     OIL & GAS PIPELINES - 4.73%

     El Paso Corporation ............................   3000           $  45,840
                                                                       ---------
     PERSONAL COMPUTERS - 3.89%

     DELL, INC.* ....................................   1500           $  37,635
                                                                       ---------
     REAL ESTATE DEVELOPMENT - 4.49%

     Consolidated-Tomoka Land Co. ...................    600           $  43,440
                                                                       ---------
     RETAIL (APPAREL) - 3.02%

     Gap, Inc. ......................................   1500           $  29,250
                                                                       ---------
     TEXTILE (APPAREL CLOTHING) - 4.04%

     Liz Claiborne, Inc. ............................    900           $  39,114
                                                                       ---------
     TOYS & GAMES - 3.83%

     JAKKS Pacific, Inc. ............................   1700           $  37,128
                                                                       ---------

     TOTAL COMMON STOCKS (COST $757,510) ............................. $ 917,183
                                                                       ---------

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                                                      SHARES        MARKET VALUE
                                                      ------        ------------
CASH EQUIVALENTS - 0.30%

     MONEY MARKET FUNDS

     Prime Obligation Fund ISS (4.94% Yield) ........  2,890           $   2,890
                                                                       ---------
     TOTAL CASH EQUIVALENTS (COST $2,890) ............................ $   2,890
                                                                       ---------

TOTAL INVESTMENTS (COST $760,400) - 95.01% ........................... $ 920,073
                                                                       ---------

CASH AND OTHER ASSETS NET OF LIABILITIES - 4.99% ..................... $  48,291
                                                                       ---------

NET ASSETS - 100.00% ................................................. $ 968,364
                                                                       =========

*  Non-income producing security

The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                      Statement of Assets and Liabilities
                               December 31, 2006

ASSETS

     Investments, at Market Value (Cost - $760,400) ................. $ 920,073
     Cash ...........................................................     2,859
     Investments Sold Receivable ....................................    47,830
     Dividends Receivable ...........................................       280
     Receivable Due from Adviser ....................................       365
     Other Assets ...................................................       560
                                                                      ---------
     Total Assets ................................................... $ 971,967
                                                                      ---------
LIABILITIES

     Accrued Investment Advisory Fee ................................       825
     Other Payables and Accrued Expenses ............................     2,778
                                                                      ---------
     Total Liabilities .............................................. $   3,603
                                                                      ---------

NET ASSETS

     Capital (Par value and paid in surplus) ........................ $ 808,663
     Undistributed Net Investment income ............................         0
     Undistributed Realized Gain on Investments .....................        28
     Net Unrealized Appreciation on Investments .....................   159,673
                                                                      ---------
     Net Assets ..................................................... $ 968,364
                                                                      =========
     Shares of Beneficial Interest Outstanding ......................    80,636
                                                                      ---------
     Net Asset Value Per Share ...................................... $   12.01
                                                                      =========

The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


                             Statement of Operations
                   January 1, 2006 through December 31, 2006



INVESTMENT INCOME

     INCOME

     Dividends ...................................................... $  11,700
     Interest .......................................................     1,712
                                                                      ---------
     Total Income ................................................... $  13,412
                                                                      ---------
     EXPENSES

     Investment Advisory Fees (Note 3)............................... $   8,948
     Custodian Fees and Expenses ....................................     2,884
     Audit and Accounting Fees ......................................     2,500
     Directors' Fees and Expenses ...................................         0
     Other Fees and Expenses ........................................     1,660
                                                                      ---------
     Total Expenses ................................................. $  15,992
     Less Expenses Reimbursed by Adviser (Note 3)....................    (4,752)
                                                                      ---------
     Net Expenses ................................................... $  11,240
                                                                      ---------
     Net Investment Income/(Loss) ................................... $   2,172
                                                                      ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

     Realized Gain/(Loss) on Investments ............................ $  44,334
     Change in Unrealized Appreciation on Investments ...............    84,997
                                                                      ---------
     Net Realized and Unrealized Gain/(Loss) on Investments ......... $ 129,331
                                                                      ---------
NET (DECREASE) IN NET ASSETS FROM OPERATIONS ........................ $ 131,503
                                                                      =========


The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                       Statement of Changes in Net Assets
                    January 1, 2006 through December 31, 2006


                                                            Year        Year
                                                            Ended       Ended
                                                            2006        2005
                                                          ---------   ---------
CHANGE IN NET ASSETS

     FROM OPERATIONS

     Net Investment Income/(Loss)  ...................... $   2,172   $   5,669
     Net Realized Gain/(Loss) on Investments ............    44,334      43,482
     Net Increase/(Decrease) in Unrealized
     Appreciation on Investments ........................    84,997     (69,844)
                                                          ---------   ---------
     Net Increase/(Decrease) in Net Assets
     from Operations .................................... $ 131,503   $ (20,693)
                                                          ---------   ---------
     FROM DISTRIBUTIONS TO SHAREHOLDERS

     Net Investment Income .............................. $  (2,172)  $  (5,669)
     Net Realized Gains .................................   (44,306)    (40,022)
                                                          ---------   ---------
     Net Increase/(Decrease) in Net Assets
     from Distributions ................................. $ (46,478)  $ (45,691)
                                                          ---------   ---------
     FROM CAPITAL SHARE TRANSACTIONS

     Proceeds from Sale of Shares ....................... $  10,000   $  20,000
     Shares Issued in Reinvestment of Dividends .........    92,169           0
     Cost of Shares Redeemed ............................         0    (112,335)
                                                          ---------   ---------
     Net Increase/(Decrease) in Net Assets
     from Share Transactions ............................ $ 102,169   $ (92,335)
                                                          ---------   ---------

NET ASSETS

     Total Increase/(Decrease) in Net Assets ............ $ 187,194   $(158,719)
     Net Assets at Beginning of Period ..................   781,170     939,889
                                                          ---------   ---------
     Net Assets at End of Period ........................ $ 968,364   $ 781,170
                                                          =========   =========

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                                                            Year        Year
                                                            Ended       Ended
                                                            2006        2005
                                                          ---------   ---------
SHARES TRANSACTIONS

     Issued .............................................       902       1,708
     Reinvested .........................................     8,005           0
     Redeemed ...........................................         0      (9,671)
                                                          ---------   ---------
     Net Increase/(Decrease) in Shares ..................     8,907      (7,963)
     Shares Outstanding at Beginning of Period ..........    71,729      79,692
                                                          ---------   ---------
     Shares Outstanding at End of Period ................    80,636      71,729
                                                          =========   =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


                              Financial Highlights
                    For a Share Outstanding During Each Period


                                                                               Year Ended

                                                                       2006        2005       2004(a)
                                                                    ---------   ---------   ---------

     Net Asset Value at Beginning of Period ....................... $   10.89   $   11.79   $   10.00
                                                                    ---------   ---------   ---------
     INCOME FROM INVESTMENT OPERATIONS

     Net Investment Income/(Loss) ................................. $    0.03   $    0.08   $   (0.01)
     Net Realized and Unrealized Gain/(Loss) on Investments .......      1.70       (0.34)       1.80
                                                                    ---------   ---------   ---------
     Total from Investment Operations ............................. $    1.73   $   (0.26)  $    1.79
                                                                    ---------   ---------   ---------
     LESS DISTRIBUTIONS TO SHAREHOLDERS

     From Net Investment Income ................................... $    0.03   $    0.08   $    0.00
     From Net Realized Gain .......................................      0.58        0.56        0.00
                                                                    ---------   ---------   ---------
     Total Distributions to Shareholders .......................... $    0.61   $    0.64   $    0.00
                                                                    ---------   ---------   ---------

     Net Asset Value at End of Period ............................. $   12.01   $   10.89   $   11.79
                                                                    =========   =========   =========

     Total Return .................................................    15.83%     (2.26)%      17.94%


                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                              Financial Highlights
                    For a Share Outstanding During Each Period

                                                                               Year Ended

                                                                       2006        2005       2004(a)
                                                                    ---------   ---------   ---------

RATIOS AND SUPPLEMENTAL DATA

     Net Assets at End of Period ($1000s) ......................... $     968   $     781   $     940

     RATIOS TO AVERAGE NET ASSETS

     Expenses .....................................................     1.25%       1.25%       1.25%
     Expenses before reimbursement ................................     1.79%       1.90%       2.38%
     Net Investment Income/(Loss) .................................     0.24%       0.62%      (0.13%)
     Net Investment Income/(Loss) before reimbursement .. .........    (0.29%)     (0.03%)     (1.26%)
     Portfolio Turnover Rate ......................................     55.2%       50.9%       56.0%


(a) The Fund commenced operations on January 15, 2004

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

                         Notes to Financial Statements
                               December 31, 2006

1. ORGANIZATION

Foresight Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board") to issue 100,000,000 shares of common stock at $.0001 par value per share. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with respect to such series. A single series of shares comprising the Foresight Value Fund
(the "Fund"), has been authorized. The Fund's investment objective is to provide long-term capital appreciation by primarily investing in equities. Foresight Asset Management, LLC (the "Adviser") serves as investment adviser to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Readily marketable securities listed on the New York Stock Exchange are valued at their last sales price of the day for which the value is being determined. If there has been no sale of a security on such day, the security is valued at the mean of the closing bid and asked prices. Readily marketable securities listed on other national securities exchanges are valued in a similar manner. If market quotations are not readily available for an asset, the Fund's Board will value such assets at a fair value determined in good faith.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

Accounting for Investments - Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis. Interest income is recorded on an accrual basis or monthly as paid.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. RELATED PARTY TRANSACTIONS

The Fund retains Foresight Asset Management, LLC as its investment adviser. The Adviser provides the Fund with investment advice and transfer agent, accounting and administrative services.

Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser receives an annualized management fee equal to 1% of the Fund's average daily net asset value, computed daily. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Agreement,the Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1.25% of the average daily net asset values of the Fund during such year. The expenses incurred by the Fund exceeded the percentage limitation during the period from January 1, 2006 through December 31, 2006 and the Adviser reimbursed the Fund $4,752.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the 1940 Act. As of December 31, 2006, Michael M. Bissell

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


and Hilda M. Bissell, joint tenants in common, held 68.99% of the outstanding Fund shares and Michael M. Bissell, as custodian for his daughters, held an additional 23.55% of the outstanding Fund shares.

No remuneration was paid to Fund officers or to Fund directors during the period from January 1, 2006 through December 31, 2006.

4.  INVESTMENTS

For the period from January 1, 2006 through December 31, 2006, purchases and sales of investment securities, other than short-term investments, aggregated $479,223 and $496,257, respectively. The gross unrealized appreciation for all securities totaled $170,276 and the gross unrealized depreciation for all securities totaled ($10,603) for a net unrealized appreciation of $159,673. The aggregate cost of securities for federal income tax purposes as of December 31, 2006 was $757,510.

5.  DISTRIBUTION TO SHAREHOLDERS

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent; such amounts are reclassified within the capital accounts based on federal income tax regulations. The tax character of distributions paid during 2005 and 2006 were as follows:


Distributions paid from:                2006         2005
                                     ---------    ---------

Ordinary income		             $   2,172    $   5,669
Long-term capital gains                 44,306       40,022
                                     ---------    ---------
Total distributions                  $  46,478    $  45,691

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain         $      28
Unrealized appreciation                159,673
                                     ---------
                                     $ 159,701

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Foresight Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Foresight Value Fund (hereafter referred to as the "Fund") at December 31, 2006, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

James B. McElravy, CPA, P.C.
Houston, TX

February 27, 2007

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


                     FORESIGHT FUND'S OFFICERS AND DIRECTORS

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, free of charge, by calling our toll-free number 1-877-FSV-FUND (378-3863) to request a copy.

Name and Age: Michael M. Bissell, Age 54
Address: 1634 Pebble Chase Dr. Katy, TX 77450
Position(s) Held: Chairman of the Board of Directors, President and Treasurer Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: President and Treasurer of Foresight Funds, Inc.; President of Foresight Asset Management, LLC; Engineering Supervisor, Bechtel, Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

Name and Age:  Hilda M. Bissell, Age 51
Address: 1634 Pebble Chase Dr. Katy, TX 77450
Position(s) Held:  Secretary and Chief Compliance Officer
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Secretary and Chief Compliance of Officer of Foresight Funds, Inc.; Family Practice Physician

Name and Age:  Herbert R. Leita, Age 55
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Project Engineer, Bechtel, Inc. Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


Name and Age:  Rebecca L. Leita, Age 53
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Owner, All Occasion Gift Basket and Flowers
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


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                                 Annual Report
                               December 31, 2006


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                                 Annual Report
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                                        28

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006

QUARTERLY PORTFOLIO HOLDINGS REPORT

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-877-FSV-FUND (378-3863) or on the SEC's website at http://www.sec.gov.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2006


DIRECTORS AND PRINCIPAL OFFICERS

Michael M. Bissell, Chairman, President, and Treasurer
Hilda M. Bissell, Secretary and Chief Compliance Officer
Herbert R. Leita, Director
Rebecca L. Leita, Director

INVESTMENT ADVISOR

Foresight Asset Management, LLC
1634 Pebble Chase Dr.
Katy, TX 77450

INDEPENDENT ACCOUNTANTS

James B. McElravy, CPA, P.C.
12605 East Freeway, Suite 650
Houston, TX 77015

CUSTODIAN

Mission Management & Trust Co.
3567 E. Sunrise Drive, Ste. 235
Tucson, AZ 85718



This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics was previously filed as an exhibit to the registrant's Form N-CSR filed for the period ending
December 31, 2004 and is incorporated herein by reference. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Michael M. Bissell, the registrant's principle executive officer and principle financial officer, who is a Chartered Financial Analyst (CFA) Charter holder, is the audit committee's sole financial expert. Michael M. Bissell is not "independent".

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the Fund during its first fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2006
                             -----------------
Audit Fees                         $2500
Audit-Related Fees                 $   0
Tax Fees                           $   0
Other Fees                         $   0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.

(e)(1) The audit committee pre-approves all audit and non-audit services provided to the registrant by the independent auditor.

(e)(2)  No services included in (b)-(d) were approved pursuant to paragraph
        (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)-(h) Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Schedule of Investments. Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form
     N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR was previously filed and incorporated herein by reference.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes - Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b)  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes - Oxley Act of 2002 is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Foresight Funds, Inc.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  2/28/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  2/28/07

By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, Treasurer

Date:  2/28/07